Schedule D FORM OF REGISTRATION RIGHTS AGREEMENT THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2023, is made and entered into by and among Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the “Company”), TKB Critical Technologies 1, a Cayman Island exempted company (“SPAC”), TKB Sponsor 1, LLC, a Delaware limited liability company (the “Sponsor”), and each of the undersigned parties listed under the caption “Holder” on the signature pages hereto (each such party, together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement as a “Holder” pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”). RECITALS WHERAS, prior to its initial public offering, SPAC issued an aggregate of 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Founder Shares”), to the Sponsor and SPAC’s independent directors, which Founder Shares are convertible into Class A ordinary shares of SPAC, par value $0.0001 per share (“SPAC Class A Shares”), on the terms and conditions provided in SPAC’s amended and restated memorandum and articles of association; WHEREAS, SPAC and Sponsor entered into forward purchase agreements (the “Forward Purchase Agreements”) with certain funds managed by affiliates of Apollo Capital Management, L.P. (collectively, “Apollo”) and certain funds and accounts managed by or affiliated with Atalaya Capital Management, LP (collectively, “Atalaya” and, together with Apollo, the “Forward Purchasers” and each, a “Forward Purchaser”), on August 13, 2021, and August 4, 2021, respectively, pursuant to which each Forward Purchaser agreed to purchase SPAC Class A Shares (the “Forward Purchase Shares”) and warrants of SPAC (“SPAC Warrants”); WHEREAS, on October 26, 2021, the SPAC, the Sponsor, the Forward Purchasers, and the other Holders party thereto (each such Holder, together with the Sponsor and Forward Purchasers, the “Existing Holders”) entered into that certain Registration Rights Agreement (the “SPAC Registration Rights Agreement”), pursuant to which SPAC granted the Existing Holders certain registration rights with respect to certain securities of SPAC held by the Existing Holders; WHEREAS, SPAC, Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), and Green Merger Subsidiary, an exempted company incorporated under the laws of the Cayman Islands (“Merger Sub 1”), entered into that certain Business Combination Agreement, dated as of January [10], 2023 (the “Merger Agreement”) and each of the Company and Wejo Acquisition Company Ltd, an exempted company limited by shares incorporated under the laws of Bermuda (“Merger Sub 2”) executed a joinder to the Merger Agreement dated as of [●], 2023; WHERAS, pursuant to the Merger Agreement, upon consummation of the merger of Merger Sub 1 with and into SPAC, SPAC will continue as the surviving company and a wholly-owned subsidiary of the Company (“SPAC Merger”), and (i) each outstanding SPAC Class A Share (including SPAC Class A Shares issued upon the detachment of SPAC’s outstanding units and upon the conversion of outstanding Founder Shares, but excluding SPAC Class A Shares redeemed by the SPAC in favor of the holders thereof that elected such redemption in connection with the Closing, SPAC Class A Shares held in the treasury of SPAC or owned by Wejo and SPAC Class A Shares held by SPAC shareholders that validly exercised dissenters rights) was automatically converted into and represented the right to receive a number of validly issued, fully paid and non-assessable common shares, par value $0.001 per common share, of the Company (the “Company Common Shares”) equal to the Exchange Ratio (as such term is defined in the Merger Agreement) and (ii) each outstanding SPAC Warrant (including SPAC Warrants issued upon the detachment of SPAC’s outstanding units) was assumed by the Company and automatically represented the right to acquire Company Common Shares (“Company Warrants”) in the number and subject to the terms and conditions specified in the Merger Agreement; WHEREAS, pursuant to the Merger Agreement, upon consummation of the merger of Merger Sub 2 with and into Wejo, Wejo will continue as the surviving company and a wholly-owned subsidiary of the Company (“Wejo Merger” and, together with the SPAC Merger, the “Business Combination”), and (i) each outstanding common share of Wejo (excluding common shares of Wejo held in the treasury of Wejo or owned by SPAC and common shares of Wejo held by Wejo shareholders that validly exercised dissenters rights) was automatically converted into and

2 represented the right to receive one Company Common Share, (ii) each issued and outstanding warrant of Wejo was assumed by the Company and automatically represented the right to acquire warrants of the Company, and (iii) each outstanding stock option of Wejo, whether vested or unvested, was assumed by the Company and converted into an option to purchase a number of Company Common Shares equal to the number of Wejo common shares subject to the stock option immediately prior to the effective time of the Wejo Merger. WHEREAS, Wejo entered into that certain Sponsor Voting Agreement, dated as of January [10], 2023 (the “Sponsor Voting Agreement”), with Sponsor, and certain shareholders of SPAC, pursuant to which, on or about the date hereof, among other things Sponsor agreed to forfeit an aggregate of 1,725,000 Founder Shares and 3,225,000 Private Placement Warrants (as defined below), which shall be inclusive of any Founder Shares and Private Placement Warrants that Sponsor has agreed to forfeit in favor of its Forward Purchasers; [WHEREAS, the Sponsor [and Forward Purchasers] entered into those certain [●], dated as of [●], 2023, with certain Holders pursuant to which Sponsor [and Forward Purchasers] transferred to the Holders an aggregate of [●] Founder Shares (the “Incentive Shares”) and [●] Private Placement Warrants (the “Incentive Warrants”)];1 [WHEREAS, in order to finance SPAC’s transaction costs in connection with its search for and consummation of an initial business combination, the Sponsor or an affiliate of the Sponsor or certain of SPAC’s officers and directors may loan to SPAC funds as SPAC requires, of which up to $1,500,000 of such loans are convertible into SPAC Warrants (“Working Capital Warrants”) at a price of $1.00 per warrant at the option of the lender;]2 WHEREAS, pursuant to Section 5.5 of the SPAC Registration Rights Agreement, the provisions, covenants, and conditions set forth therein may be amended or modified upon the written consent of SPAC and the Existing Holders of a majority-in-interest of the “Registrable Securities” (as such term was defined in the SPAC Registration Rights Agreement) at the time in question; WHEREAS, pursuant to the Merger Agreement, the Company, the SPAC and the Existing Holders have agreed to enter into this Agreement on the terms set forth herein; and WHEREAS, the SPAC and Existing Holders desire that this Agreement supersede the terms of the SPAC Registration Rights Agreement and each of the parties to the SPAC Registration Rights Agreement is a signatory to this Agreement, satisfying the requirements for amendments as set forth in Section 5.5 of the SPAC Registration Rights Agreement. NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions. Capitalized terms defined in this Section 1.1 shall, for all purposes of this Agreement, have the respective meanings set forth below: “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, or was not effective or available for use, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public. “Agreement” shall have the meaning given in the Preamble hereto. “Apollo” shall have the meaning given in the Recitals hereto. “Atalaya” shall have the meaning given in the Recitals hereto. 1 Note to Draft: Description of such agreements to be added. 2 Note to Draft: to be deleted if no working capital warrants will be issued at closing.

3 “Block Trade” shall mean an offering and/or sale of Registrable Securities by any Holder on a coordinated or underwritten basis commonly known as a “block trade” (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction, but excluding a variable price reoffer. “Board” shall mean the Board of Directors of the Company. “Business Day” shall mean a day other than Saturday, Sunday or other day on which commercial banks in New York, New York, London, United Kingdom, Hamilton, Bermuda or the Cayman Islands are required by Law to close. “CFPI RRA” shall have the meaning given in Section 5.10. “Closing” shall have the meaning given in the Recitals hereto. “Commission” shall mean the United States Securities and Exchange Commission. “Commission Guidance” shall mean (i) any publicly-available guidance of the Commission staff, or any comments, requirements, or requests of the Commission staff and (ii) the Securities Act and the rules and regulations thereunder. “Company” shall have the meaning given in the Preamble hereto, and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction. “Company Common Shares” shall have the meaning given in the Recitals hereto. “Company Warrants” shall have the meaning given in the Recitals hereto, and shall include all Company Warrants issued upon conversion of the SPAC Warrants. “Demanding Holder” shall have the meaning given in subsection 2.1.3. “EDGAR” shall have the meaning set forth in subsection 3.1.3. “Effectiveness Deadline” shall have the meaning given in subsection 2.1.1. “Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time. “Existing Holder” shall have the meaning given in the Recitals hereto. “Filing Deadline” shall have the meaning given in subsection 2.1.1. “Form S-3 Shelf” shall have the meaning given in subsection 2.1.1. “Forward Purchase Agreements” shall have the meaning given in the Recitals hereto. “Forward Purchase Shares” shall have the meaning given in the Recitals hereto. “Forward Purchasers” shall have the meaning given in the Recitals hereto. “Forward Purchase Shares” shall have the meaning given in the Recitals hereto. “Forward Purchase Warrants” shall mean the SPAC Warrants to be issued in favor of the Forward Purchasers pursuant to the terms of the Forward Purchase Agreements. “Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the Company Common Shares issuable upon conversion thereof. “Holders” shall have the meaning given in the Preamble hereto for so long as such Person holds any Registrable Securities. “Incentive Shares” shall have the meaning given in the Recitals hereto. “Incentive Warrants” shall have the meaning given in the Recitals hereto. “Maximum Number of Securities” shall have the meaning given in subsection 2.1.4. “Merger” shall have the meaning given in the Recitals hereto.

4 “Merger Agreement” shall have the meaning given in the Recitals hereto. “Merger Sub 1” shall have the meaning given in the Recitals hereto. “Merger Sub 2” shall have the meaning given in the Recitals hereto. “Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading. “Other Coordinated Offering” shall mean an “at the market” or similar registered offering through a broker, sales agent, or distribution agent, whether acting as agent or principal. “Permitted Transferees” shall mean (i) any Holder, any SPAC D&O and any affiliate or any members or partners of any of the foregoing; (ii) in the case of an individual, as a gift to such Person’s immediate family or to a trust, the beneficiary of which is such Person or a member of such Person’s immediate family, an affiliate or associate of such Person or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; or (v) by virtue of the laws of the Cayman Islands or the Sponsor’s organizational documents upon dissolution of the Sponsor. “Person” shall mean any individual, corporation, partnership, trust, limited liability company, association or other entity. “Piggyback Registration” shall have the meaning given in subsection 2.2.1. “Piggyback Registration Rights Holders” shall have the meaning given in subsection 2.2.1. “Private Placement Warrants” shall mean the SPAC Warrants issued to the Sponsor in private placement transactions occurring simultaneously with the closing of SPAC’s initial public offering. “Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus. “Registrable Security” shall mean (a) the Company Common Shares held by a Holder as of the date of this Agreement (including any Company Common Shares or other equivalent equity security issued or issuable by the Company upon the conversion of any Founder Shares, Forward Purchase Shares, Incentive Shares and Company Common Shares issued to the Sponsor Director Nominees), (b) the Company Warrants held by a Holder as of the date of this Agreement (including any Company Warrants or other equivalent equity security issued or issuable by the Company upon the conversion of any Private Placement Warrants, Forward Purchase Warrants, Incentive Warrants [the Working Capital Warrants]3, Company Warrants issued to the Sponsor Director Nominees, and any Company Common Shares issued or issuable upon the exercise of any such Company Warrants), (c) any other outstanding equity security of the Company held by a Holder as of the date of this Agreement (including the Company Common Shares issued or issuable by the Company upon the exercise of any such other equity security), but only to the extent such securities are “restricted securities” or are held by an “affiliate” (each as defined in Rule 144 under the Securities Act), and (d) any other equity security of the Company issued or issuable with respect to any such Company Common Shares set forth in clauses (a) to (c) by way of a share dividend, share split, share capitalization or share sub-division or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization, or similar transaction; provided, however, that, as to any particular Registrable Security, such Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities 3 Note to Draft: to be removed if working capital warrants are not issued.

5 transaction; or (v) with respect to a Holder, when such Registrable Securities held by such Holder are either (x) sold under circumstances in which all of the applicable conditions of Rule 144 are satisfied or (y) could be sold without restriction on volume or manner of sale without registration under Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission then in effect).4 “Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective. “Registration Expenses” shall mean the documented, out-of-pocket expenses of the Company incurred in complying with its obligations under this Agreement, excluding Selling Expenses, but including, without limitation, the following: (A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Company Common Shares are then listed; (B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities); (C) printing, messenger, telephone and delivery expenses; (D) reasonable and documented fees and disbursements of counsel for the Company; (E) reasonable and documented fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and (F) reasonable and documented fees and expenses of one (1) legal counsel selected by the majority in interest of the Demanding Holders initiating an Underwritten Shelf Takedown (the “Selling Holder Counsel”), not to exceed $50,000 in the aggregate without prior approval of the Company. “Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement. “Requesting Holders” shall have the meaning given in subsection 2.1.4. “Rule 415” shall mean Rule 415 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission then in effect). “Securities Act” shall mean the Securities Act of 1933, as amended from time to time. “Selling Expenses” shall mean all underwriting discounts, selling commissions, and share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for, or any other advisor or agent of, any Holder, except for the fees and disbursements of Selling Holder Counsel borne and paid by the Company as provided in Section 3.2. “Shelf Registration” shall mean a registration of securities pursuant to a Registration Statement filed with the Commission in accordance with Rule 415. “Shelf Registration Statement” shall have the meaning given in subsection 2.1.1. “Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3. “Shelf Threshold” shall have the meaning given in subsection 2.1.3. “SPAC” shall have the meaning given in the Preamble hereto. 4 Note to Draft: to be removed if Incentive Shares, Incentive Warrants, Forward Purchase Shares and/or Forward Purchase Warrants are not issued.

6 “SPAC Class A Shares” shall have the meaning given in the Recitals hereto. “SPAC D&Os” shall mean the SPAC’s officers or directors prior to Closing identified in Schedule [I]. “SPAC Merger” shall have the meaning given in the Recitals hereto. “SPAC Registration Rights Agreement” shall have the meaning given in the Recitals hereto. “SPAC Warrants” shall have the meaning given in the Recitals hereto. “Sponsor” shall have the meaning given in the Recitals hereto, and shall include the Sponsor’s members and Permitted Transferees. “Sponsor Director Nominees” means the two individuals designated in writing by the Sponsor to be appointed as directors of the Company following the Closing pursuant to the Merger Agreement. “Sponsor Voting Agreement” shall have the meaning given in the Recitals hereto. “Subsequent Shelf Registration Statement” shall have the meaning given in subsection 2.1.2. “Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities. “Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public. “Underwritten Shelf Takedown” shall have the meaning given in subsection 2.1.3. “Virtuoso RRA” shall have the meaning given in Section 5.10. [“Working Capital Warrants” shall have the meaning given in the Recitals hereto.] “Withdrawal Notice” shall have the meaning given in subsection 2.1.5. ARTICLE II REGISTRATIONS 2.1 Shelf Registrations. 2.1.1 Initial Registration. The Company shall, as promptly as reasonably practicable, but in no event later than fifteen (15) Business Days after the Closing (the “Filing Deadline”), use its commercially reasonable efforts to file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 (a “Shelf Registration Statement”) on the terms and conditions specified in this subsection 2.1.1 and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as reasonably practicable after the initial filing thereof, but in no event later than the earlier of (a) thirty (30) calendar days following the Filing Deadline, provided, that the Effectiveness Deadline shall be extended to sixty (60) calendar days after the Filing Deadline if the Shelf Registration Statement is reviewed by, and the Company receives comments from, the Commission, and (b) the tenth (10th) Business Day after the date the Company is notified, orally or in writing, by the Commission that the Shelf Registration Statement will not be reviewed or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Shelf Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall be on Form S-3 (a “Form S-3 Shelf”)5 or such other form of registration statement as is then available to effect a registration for sale or resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Shelf Registration Statement. A Shelf Registration Statement filed pursuant to this subsection 2.1.1 shall provide for the sale or resale pursuant to any method or combination of methods legally available to, and requested in writing prior to effectiveness by, the majority-in-interest of the Holders participating in such Registration, including the registration of the distribution to a Holder’s shareholders, partners, members or other affiliates. The Company shall use its commercially reasonable efforts to cause a Shelf Registration Statement filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to 5 Note to Draft: this assumes the Company will be S-3 eligible upon the Closing.

7 ensure that such Shelf Registration Statement is available or, if not available, that another Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. The Company’s obligations under this subsection 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4. 2.1.2 Subsequent Registration Statement. If the Shelf Registration Statement required by subsection 2.1.1 ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to, as promptly as is reasonably practicable, cause such Shelf Registration Statement to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional Registration Statement (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested in writing prior to effectiveness by, the majority-in-interest of the Holders. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders to sell or resell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as all such Registrable Securities included therein have ceased to be Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 or any similar short-form registration statement that may be available at such time to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4. 2.1.3 Underwritten Shelf Takedown. At any time and from time to time after a shelf registration statement required by subsection 2.1.1 or 2.1.2 has been declared effective by the Commission, any Holder (being in such case, a “Demanding Holder”) may request to sell all or a portion of its Registrable Securities in an underwritten offering that is registered pursuant to such shelf registration statement (an “Underwritten Shelf Takedown”), provided, that the Company shall only be required to effect an Underwritten Shelf Takedown if (a) such Underwritten Shelf Takedown shall include Registrable Securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $25,000,000 or (b) such Demanding Holder(s) reasonably expects to sell all of the Registrable Securities held by such Holder(s) in such Underwritten Shelf Takedown but in no event will the total offering price (including piggyback securities and before deduction of underwriting discounts) of all such Registrable Securities included in any such Underwritten Shelf Takedown be less than $10,000,000 (the “Shelf Threshold”). All requests for an Underwritten Shelf Takedown shall be made by giving written notice to the Company at least seven (7) Business Days prior to the announcement of such Underwritten Shelf Takedown (the “Shelf Takedown Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the initiating Demanding Holders with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned, or delayed) and shall take all such other commercially reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Underwritten Shelf Takedown contemplated by this subsection 2.1.3, subject to Section 3.3 and ARTICLE IV, the underwriting agreement into which each Demanding Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations of the Company and the selling shareholders as are customary in underwritten offerings of securities. Under no circumstances shall the Company be obligated to effect (x) more than an aggregate of three (3) Underwritten Shelf Takedowns pursuant to a Shelf Takedown Notice by the Demanding Holders under this subsection 2.1.3 with respect to any or all Registrable Securities and (y) more than two (2) Underwritten Shelf

8 Takedowns per year pursuant to this subsection 2.1.3; provided, however, that an Underwritten Shelf Takedown pursuant to a Shelf Takedown Notice shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective. 2.1.4 Reduction of Underwritten Shelf Takedown. If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Company Common Shares or other equity securities that the Company desires to sell and all other Company Common Shares or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual arrangements with Persons other than the Piggyback Registration Rights Holders hereunder, exceeds the maximum dollar amount or maximum number of Company Common Shares or other equity securities that can be sold in the Underwritten Shelf Takedown without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Shelf Takedown, (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities, (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Company Common Shares or other equity securities of other Persons that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons entered into prior to the date of this Agreement and that can be sold without exceeding the Maximum Number of Securities, (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Common Shares or other equity securities of other Persons that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons entered into after the date of this Agreement and that can be sold without exceeding the Maximum Number of Securities. 2.1.5 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Underwritten Shelf Takedown. 2.2 Piggyback Registration. 2.2.1 Piggyback Rights. Subject to Section 2.3.3, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company, including, without limitation, an Underwritten Shelf Takedown pursuant to subsection 2.1.3), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that related to a transaction subject to Rule 145 promulgated under the Securities Act or any successor rule thereto), (iii) for a rights offering or an exchange offer or offering of securities solely to the Company’s existing shareholders, (iv) for an offering of debt that is convertible into equity securities of the Company, (v) for a registered offering not involving a “road show” or other substantial marketing efforts or a widespread distribution of securities, such as a “registered direct” offering (whether or not underwritten), including a Block Trade or Other Coordinated Offering, (vi) for an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, or (vii) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as reasonably practicable but not less than five (5) Business Days before the anticipated filing date of such Registration Statement, which notice shall (A) describe

9 the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within three (3) Business Days after the sending of such written notice by the Company (such Registration a “Piggyback Registration”, and each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Piggyback Registration, the “Piggyback Registration Rights Holders”); provided, further, that if the Company has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing, or distribution method of the Company Common Shares in, or probability of success of, an Underwritten Offering, then (1) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), the Company shall not be required to offer such opportunity to such Holders or (2) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.2.2. Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Piggyback Registration Rights Holders pursuant to this subsection 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Piggyback Registration Rights Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into or join an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company shall have the right to terminate or withdraw any Registration Statement initiated by it under this subsection 2.2.1 before the effective date of such Registration, whether or not any Piggyback Registration Rights Holder has elected to include Registrable Securities in such Registration. 2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Company Common Shares or other equity securities that the Company desires to sell, taken together with (i) the Company Common Shares or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Company Common Shares or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of Persons other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then: (a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Company Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Company Common Shares or other equity securities, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights existing prior to the date of this Agreement of Persons other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that all Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Company Common Shares or other equity securities, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights created after the date of this Agreement of Persons other

10 than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; (b) If the Registration is pursuant to a request by Persons other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Company Common Shares or other equity securities, if any, of such requesting Persons, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Company Common Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements entered into prior to the date of this Agreement with such Persons, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that all Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Company Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C) and (D), the Company Common Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements entered into after the date of this Agreement with such Persons, which can be sold without exceeding the Maximum Number of Securities. (c) if the Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to subsection 2.1.3 hereof, then the Company shall include in any such Underwritten Shelf Takedown securities in the priority set forth in subsection 2.1.4. 2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by subsection 2.1.5) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or in the case of a Piggyback Registration pursuant to a Shelf Registration, at least five (5) Business Days prior to the time of pricing of the applicable offering). The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. 2.2.4 Unlimited Piggyback Registration Rights. Any Piggyback Registration effected pursuant to this Section 2.2 shall not be counted as a demand for an Underwritten Shelf Takedown under subsection 2.1.3. 2.3 Block Trades; Other Coordinated Offerings. 2.3.1 Notwithstanding any other provision of ARTICLE II, but subject to Section 3.4, at any time and from time to time when an effective Shelf Registration Statement is on file with the Commission, if a Demanding Holder or Holders wishes to engage in Block Trade or Other Coordinated Offering, in each case with a total offering price reasonably expected to exceed in the aggregate the Shelf Threshold, such Demanding Holder(s) shall provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade or Other Coordinated Offering will commence. The Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering, provided that the Demanding Holder(s) use reasonable best efforts to work with the Company and the Underwriter(s) (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade or Other Coordinated Offering) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering and any related due diligence and comfort procedures.

11 2.3.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. 2.3.3 Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by one or more Demanding Holders pursuant to this Section 2.3. 2.3.4 A majority-in-interest of the Demanding Holders in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks). 2.3.5 A Holder in the aggregate may demand no more than two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.3 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.3 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.1.3 hereof. ARTICLE III COMPANY PROCEDURES 3.1 General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall: 3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective pursuant to the terms of this Agreement until all Registrable Securities covered by such Registration Statement have been sold in accordance with the intended plan of distribution of such Registrable Securities or have ceased to be Registrable Securities; 3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities; 3.1.3 with respect to an Underwritten Shelf Takedown, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and each Holder of Registrable Securities included in such Registration, and such Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and each Holder of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that the Company shall have no obligation to furnish any documents publicly filed or furnished with the Commission and publicly available pursuant to the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”); 3.1.4 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence reasonably satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable any Holder of

12 Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject; 3.1.5 use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each national securities exchange or automated quotation system on which similar securities issued by the Company are then listed; 3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement; 3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; 3.1.8 furnish a copy of the Registration Statement and/or Prospectus, as applicable, to a seller of Registrable Securities named therein and its counsel upon request; provided, that the Company shall have no obligation to furnish any documents publicly filed or furnished with the Commission and publicly available pursuant to EDGAR; 3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof; 3.1.10 in the event of an Underwritten Offering, a Block Trade, Other Coordinated Offering, or a sale by a broker, placement agent, or sales agent pursuant to such Registration Statement, in each of the foregoing cases solely to the extent customary for a transaction of its type, permit a representative of the Holders (such representative to be selected by a majority in interest of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that any such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; 3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants solely in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter(s) may reasonably request; 3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, in the event of an Underwritten Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Underwriters, the placement agent or sales agent, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriters, placement agent or sales agent may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to such Underwriters, placement agent or sales agent; 3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and as agreed to by the Company, with the managing Underwriter of such offering; 3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission), which requirement will be deemed satisfied if the Company timely files Forms 10-Q and 10-K, as may be required to be filed under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

13 3.1.15 if the Registration involves the Registration of Registrable Securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and 3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration. 3.2 Registration Expenses. The Registration Expenses of all Registrations contemplated in this Agreement shall be borne by the Company; provided, however, that the Company shall not be required to pay for or reimburse any expenses of any Registration begun that is subsequently withdrawn at the request of the applicable Holders (in which case the withdrawing Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn Registration), unless such withdrawal is directly caused by a material adverse change in the condition, business, or prospects of the Company not known (and not reasonably available upon request from the Company or otherwise) to the applicable Holders at the time of their request for Registration and have withdrawn such request for Registration with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such Registration Expenses. It is acknowledged by the Holders that all Selling Expenses relating to the offer and sale or resale of Registrable Securities Registered pursuant to this Agreement shall be borne and paid by the Holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such Registration for each such Holder. 3.3 Requirements for Inclusion as a Selling Shareholder. Prior to the first anticipated filing date of a Registration Statement pursuant to this ARTICLE III, the Company shall use commercially reasonable efforts to notify each Holder in writing (which may be by email) of the information reasonably necessary about the Holder to include such Holder’s Registrable Securities in such Registration Statement. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities to the extent the Company has not received such information, and received any other reasonably requested agreements or certificates, on or before the fifth (5th) Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this ARTICLE III. Further, no Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. 3.4 Suspension of Sales; Adverse Disclosure. 3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with applicable law, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. 3.4.2 If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time (i) would require the Company to make an Adverse Disclosure, (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, (iii) in the good faith judgment of a majority of the Board, would be seriously detrimental to the Company and the Board concludes, as a result, that it is necessary to defer such filing, initial effectiveness, or continued use at such time, (iv) if the majority of the Board, in its good faith judgment, determines to delay the filing or initial effectiveness of, or suspend the use of, a Registration Statement and such delay or suspension arises out of or is a result of, or is related to or is in connection with any Commission Guidance, (v) in the good faith judgment of a majority of the Board, would materially interfere with a significant acquisition, corporate reorganization, financing, securities offering or other similar transaction involving the Company, (vi) in the good faith judgment of a majority of the Board, would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (vii) would otherwise render the Company unable to comply with

14 requirements under the Securities Act or Exchange Act, then in each of the foregoing cases, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentences, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4. 3.4.3 Subject to Section 3.4.4, during the period starting with the date sixty (60) calendar days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred twenty (120) calendar days (or such shorter time as the managing Underwriters may agree) after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to subsection 2.1.3, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to subsection 2.1.3 or Section 2.3. 3.4.4 The right to defer, delay or suspend any filing, initial effectiveness of a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, for not more than thirty (30) consecutive calendar days or more than sixty (60) total calendar days in each case during any twelve (12)-month period. 3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, shall file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. The Company shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission, to the extent that such rule or such successor rule is available to the Company), including providing any customary legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements. 3.6 Restrictive Legend Removal. In connection with a registration pursuant to Sections 2.1, 2.2 or 2.3, upon the request of a Holder, the Company shall (i) authorize the Company’s transfer agent to remove any legend on share certificates of such Holder’s Registrable Securities restricting further transfer (or any similar restriction in book entry positions of such Holder), and cause the Company’s counsel to issue an opinion to the Company’s transfer agent in connection therewith, if such restrictions are no longer required by the Securities Act or any applicable state securities laws or any agreement with the Company to which such Holder is a party, including if such shares subject to such a restriction have been sold pursuant to a Registration Statement, (ii) request the Company’s transfer agent to issue in lieu thereof securities without such restrictions to the Holder upon, as applicable, surrender of any certificates or to update the applicable book entry position of such Holder so that it no longer is subject to such a restriction, and (iii) use commercially reasonable efforts to cooperate with such Holder to have such Holder’s Registrable Securities transferred into a book entry position at The Depository Trust Company, in each case, subject to delivery of customer documentation, including any documentation required by such restrictive legend or book entry notation. ARTICLE IV INDEMNIFICATION AND CONTRIBUTION 4.1 Indemnification. 4.1.1 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, the Company agrees to indemnify, to the extent permitted by law, each such Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable and documented outside attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or

15 supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) pursuant to the terms of the applicable underwriting or similar agreement entered into between the Company and such Underwriter. Notwithstanding the foregoing, the indemnity agreement contained in this subsection 4.1.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned, or delayed. 4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) and any other Holders of Registrable Securities participating in the Registration, against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including without limitation reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained, or incorporated by reference in accordance with the requirements of Form S-1 or Form S-3, in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances in which they were made), but only to the extent that such untrue statement or omission is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. 4.1.3 Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party’s ability to defend such action) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement includes a statement or admission of fault or culpability on the part of such indemnified party, or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. 4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of

16 Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason. 4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and documented out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and documented out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability except in the case of fraud or willful misconduct by such Holder. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or documented out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any Person who was not guilty of such fraudulent misrepresentation. ARTICLE V MISCELLANEOUS 5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by FedEx or other nationally recognized overnight delivery service providing evidence of delivery, or (iii) transmission by hand delivery or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by overnight delivery service, hand delivery, or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger, but in the case of email, excluding any automated reply, such as an out-of-office notification) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, (i) if to the Company, to: Wejo Holdings Limited, ABC Building, 21-23 Quay Street, M3 4AE Manchester, United Kingdom, Attn: Mina Bhama, General Counsel, mina.bhama@wejo.com; and a copy (which shall not constitute notice) shall be sent to Skadden, Arps, Slate, Meagher & Flom (UK) LLP, 40 Bank Street, Canary Wharf, London E14 5DS, United Kingdom, Attn: Denis Klimentchenko, denis.klimentchenko@skadden.com, (ii) if to the Sponsor to: TKB Sponsor 1, LLC, 400 Continental Boulevard, Suite 600, El Segundo, California 90245, Attn: Angela Blatteis, ablatteis@tk.capital; and a copy (which shall not constitute notice) shall be sent to: White & Case LLP, 1221 Avenue of the Americas, New York, NY 10019, Attn: Elliott Smith, elliott.smith@whitecase.com, and, (iii) if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) calendar days after delivery of such notice as provided in this Section 5.1. 5.2 Assignment; No Third Party Beneficiaries. 5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

17 5.2.2 No Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except to any Permitted Transferee of Registrable Securities that agrees in writing to be bound by this Agreement pursuant to Section 5.2.5. 5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees. 5.2.4 This Agreement shall not confer any rights or benefits on any Persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof. 5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void. 5.3 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. 5.4 Headings; Counterparts. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto. 5.5 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto relating to the subject matter hereof. 5.6 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Supreme Court of the State of New York, New York County and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the above-named courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. 5.7 WAIVER OF TRIAL BY JURY. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, CLAIM, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18 5.8 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; provided, further, that no consent of any Piggyback Registration Rights Holder shall be required with respect to any such waiver, amendment or modification, except with respect to any waiver, amendment or modification that adversely affects such Piggyback Registration Rights Holder, solely in its capacity as a holder of Registrable Securities, in a manner that is materially different from the other Holders (in such capacity). No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. Any amendment, termination, or waiver effected in accordance with this Section 5.8 shall be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver. 5.9 Waivers. Any party to this Agreement may extend the time for the performance of the obligations or acts of the other parties hereto or waive compliance by the other parties hereto with any of the agreements or conditions contained in this Agreement, but such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such extension or waiver. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts. 5.10 Other Registration Rights. The Company represents and warrants that, no Person, other than (i) a Holder of Registrable Securities, (ii) a holder of securities that are registrable pursuant to that certain Registration Rights Agreement, dated as of November 18, 2021, by and among the Company and the holders party thereto, entered into in connection with the Company’s business combination with Virtuoso Acquisition Corp. (the “Virtuoso RRA”), and (iii) a holder of securities of the Company that are registrable pursuant to the Registration Rights Agreement, dated as of February 14, 2022, by and between the Company and CF Principal Investments LLC (the “CFPI RRA”), has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other Person. Further, the Company represents and warrants that, except with respect to the Virtuoso RRA and the CFPI RRA, this Agreement supersedes and any other registration rights agreement or agreement with similar terms and conditions entered into with any Holder and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. Notwithstanding anything to the contrary in this Agreement, the Company and the Holders hereby acknowledge that the Company has granted registration rights to certain holders of Company securities in the Virtuoso RRA and the CFPI RRA, and that (i) nothing herein shall restrict the ability of the Company to fulfill its registration obligations under the Virtuoso RRA and CFPI RRA and (ii) the failure by the Company to comply with any of its obligations hereunder as a result of the fulfillment of its registration obligations granted to holders of Company securities in the Virtuoso RRA and the CFPI RRA shall not be deemed to result in a default, breach or violation by the Company of its obligations under this Agreement. 5.11 Term. This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement and (ii) the date as of which no Registrable Securities remain outstanding; provided, that with respect to any Holder, this Agreement shall terminate on the date such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and ARTICLE IV shall survive any termination. [SIGNATURE PAGES FOLLOW]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above. COMPANY: WEJO HOLDINGS LIMITED By: Name: Title:

[Signature Page to Registration Rights Agreement] HOLDERS:6 TKB SPONSOR I, LLC By: Name: Angela Blatteis Title: Manager By: Name: Greg Klein Title: Manager By: Name: Philippe Tartavull Title: Manager By: Name: Title: 6 Note to Draft: to include Sponsor members and transferees, SPAC directors and officers holding shares, Sponsor Director Nominees, and Forward Purchasers.